THIRD AVENUE VALUE FUND, INC.
                          Supplement to the Prospectus
                             dated February 29, 1996

         The  following   information   supplements  or  replaces  any  contrary
information contained in the Section of the Fund's Prospectus entitled "More About the Funds - Foreign Securities."

FOREIGN SECURITIES

         The Fund may invest in foreign securities. Each Fund's foreign securities investments will have characteristics similar to those of domestic securities selected for the Fund. Each Fund intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or who otherwise comply with SEC disclosure requirements. By limiting its investments in this manner, the Fund seeks to avoid investing in securities where there is no compliance with SEC requirements to provide public financial information, or such information is unreliable as a basis for analysis.

         Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that may adversely affect the payment of principal and interest on the foreign securities or currency blockage that would restrict such payments from being brought back to the United States. Because foreign securities often are purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.